THE ACCORDANT ODCE INDEX FUND
SCHEDULE OF INVESTMENTS
September 30, 2023 (UNAUDITED)

	Original
	Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS (94.62%)
United States (94.62%)(a)(b)
ARA Core Property Fund LP	10/3/2022	6	2.84%	$1,000,000	$839,021
ASB Allegiance Real Estate Fund LP	12/31/2021	704	3.80%	1,222,500	1,124,659
BGO Diversified US Property Fund LP	10/1/2021	546	4.92%	1,400,000	1,455,220
Blackrock US Core Property Fund, L.P.	1/1/2022	1,000	3.70%	1,222,500	1,095,132
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	8.90%	2,960,000	2,631,770
Clarion Lion Properties Fund, LP	4/1/2021	1,327	7.45%	2,143,899	2,202,600
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	12	8.07%	2,218,792	2,385,969
JP Morgan Strategic Property Fund FIV 2 (US) LP	10/1/2021	325,484	13.32%	3,949,472	3,938,440
Prime Property Fund, LLC	6/30/2021	259	18.36%	5,227,073	5,424,651
Prisa LP (c)	4/1/2021	1,073	7.77%	1,977,649	2,298,936
RREEF America REIT II, Inc. (d)	1/1/2022	11,245	5.29%	1,775,000	1,564,932
Smart Markets Fund, L.P.	9/1/2021	946	5.83%	1,671,893	1,724,278
US Real Estate Investment Fund, LLC	7/1/2022	969	4.37%	1,551,875	1,291,377
TOTAL United States				$28,320,653	$27,976,985

TOTAL Private Real Estate Investment Funds				$28,320,653	$27,976,985

			Percent of
	Yield	Shares	Net Assets	Cost	Fair Value
Short Term Security (3.90%)
MONEY MARKET FUND (3.90%)
Fidelity Investments Money Market Government Portfolio	5.230%	1,154,560	3.90%	$1,154,560	$1,154,560

TOTAL Short Term Security				$1,154,560	$1,154,560

TOTAL INVESTMENTS (98.52%)				$29,475,213	$29,131,545

Other Assets In Excess Of Liabilities (1.48%)					438,642

NET ASSETS (100.00%)					$29,570,187

(a)	Restricted security. The total cost and fair value of these restricted investments as of September 30, 2023 was $28,320,653 and $27,976,985, respectively, which represents 94.62% of total net assets of the Company.
(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days or less.
(c)	Non-Income Producing Security.
(d)	The Company held unfunded commitments $337,500 as of September 30, 2023.

See Notes to Quarterly Consolidated Portfolio of Investments.

ACCORDANT ODCE INDEX FUND

Notes to Quarterly Portfolio of Investments

September 30, 2023 (Unaudited)

1. ORGANIZATION

Accordant ODCE Index Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund was formed as a Maryland corporation on April 11, 2019 and converted to a Delaware statutory trust on September 1, 2023. The Fund’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”) on a net-of-fee basis while minimizing tracking error. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment vehicles that comprise the NFI-ODCE Index (the “Eligible Component Funds”). The NFI-ODCE Index performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The National Council of Real Estate Investment Fiduciaries has established inclusion criteria guidelines for the NFI-ODCE Index, which similarly apply to each of the Eligible Component Funds in which the Fund invests. The ODCE Index is currently comprised of 26 Eligible Component Funds and the number of Eligible Component Funds the Fund expects to invest in may range from 18 to 26 under normal circumstances. Accordant Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and IDR Investment Management, LLC (“IDR” or “Sub-Adviser,” and together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund. The Sub-Adviser of the Fund previously served as the adviser to the Fund prior to its conversion to a Delaware statutory trust on September 1, 2023. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Underlying Funds”). These Underlying Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Underlying Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund is a Delaware statutory trust and intends to elect to be taxed as a “real estate investment trust” (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A shares (“Class A Shares”), Class I shares (“Class I Shares”), and Class Y shares (“Class Y Shares” and together with the Class A and Class I Shares, the “Shares”). The Fund currently relies on exemptive relief granted by the SEC on October 24, 2023, permitting the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Class A Shares, Class I Shares and Class Y Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class Y Shares have equal rights and privileges with each other, except that Class I Shares and Class Y Shares do not pay a sales load or dealer manager fees. Class I Shares and Class Y Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class Y Shares to their selling agents. Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Fund’s Board of Trustees (the “Board”). All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and Accounting Standards Update (“ASU”) 2013-08. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Determination of the Fund’s Net Asset Value – The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV is made by the Fund’s sub-administrator, subject to the oversight of the Advisers and the administrator, based on valuation information provided by the Advisers. The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. The Board has adopted policies and procedures for determining the fair value of the Fund’s assets, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. A large percentage of the assets in which the Underlying Funds invest will not have a readily ascertainable market price and will be fair-valued by the Underlying Fund. The Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.

Valuation of Public Securities – The Adviser will use reliable market quotations to value the Fund’s investments when such market quotations are readily available. The Adviser will value exchange listed public securities of REITs or other issuers using the most recent closing public market price. The Adviser will value real estate-related securities or other securities traded over the counter and not listed on an exchange at prices obtained from one or more third-party pricing services or, if no such third-party pricing service is available, quotes from two or more broker-dealers, as determined by the Adviser in accordance with the policies adopted by the Board.

Valuation of Private Investment Funds – The Fund’s investments generally include open-end and closed-end private investment companies. The sponsor or manager of these investment companies measure their investment assets at fair value and report a NAV per share at least quarterly (the “Investment NAV”). These funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms. In accordance with ASC 820, Fair Value Measurements (“ASC 820”), the Fund has elected to apply the practical expedient, and to value its investments at their respective NAVs or NAV equivalents at each quarter.

Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is based upon valuations provided by the underlying fund managers on a daily or quarterly basis. Such Investment NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the fund manager, if necessary. To the extent that the Fund does not receive timely information from the underlying funds regarding their valuations, and the net asset value of the Fund’s own investment in such underlying Fund, the Adviser, who has been named as the valuation designee by the Board, shall inform the Valuation Committee and a meeting may be called to determine fair value, and the Fund’s ability to accurately calculate the Fund’s net asset value may be impaired.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Real Estate Debt and Other Debt Investments. The Adviser will administer the valuation process for the Fund’s investments in real estate debt and other debt investments that do not have reliable readily available market quotations (including mortgage loans and mezzanine loans) on a daily basis. In the case of loans or other debt instruments with no reliable readily available market prices that are acquired by the Fund, such initial value will generally be the acquisition price of such instrument. The Adviser will determine subsequent revaluations of loans and other debt instruments by considering, among other factors, the changes in value of the underlying real estate or other collateral, with anticipated sale proceeds (estimated cash flows) discounted to their present value using a discount rate based on current market rates. The Adviser will value each debt investment at least monthly and will coordinate with the Adviser to monitor events intra-month that may affect the values of the Fund’s real estate debt or other debt and incorporate the impact of those events in estimated fair values, as needed.

Real Estate-Related Securities and Other Securities. Real estate-related securities and other securities that do not have reliable readily available market quotations will be valued by one or more of the third-party pricing services in a manner consistent with real estate debt and other debt investments, as described above. Where such securities have a single broker quote, third-party pricing services will also consider such quote in determining estimated fair value. The Board and the Adviser may enlist third-party service providers, such as pricing services, broker-dealers or valuation firms, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Investment Transactions, Interest and Dividends – Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification basis. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Fair Value Measurements – ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

•	Level 1 – Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2 – Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in other investment companies are valued at fair value based on the Fund’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy as determined by the Manager. In determining fair value, the Manager utilizes valuations provided by the underlying investment companies. The underlying investment companies value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying investment companies, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment company and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had ready market existed for these investments. The fair value of the Fund’s investments in other investment companies generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply.

The following tables summarize the inputs used as of September 30, 2023 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$–	$27,976,985
Short Term Investments	1,154,560	–	–	1,154,560
TOTAL	$1,154,560	$–	$–	$29,131,545

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

3. Principal Risks

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Credit Risk

Financial assets which potentially expose the Fund to credit risk consist principally of cash and investments. The Fund, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Fund has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

Non-Diversified Status

The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has a fundamental policy to invest, under normal circumstances, more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry. In addition, the Fund's focus on investments in REITs in accordance with its investment objective and strategies makes the Fund vulnerable to a downturn in the real estate sector generally, or to specific events or circumstances, including a rise in borrowing costs for real estate assets, that may materially and adversely impact the real estate investment sector. Any such impact on the real estate investment sector would likely materially and adversely affect the Fund's results of operations and financial condition.

Limited Liquidity

Shareholders will have limited rights to redeem capital from the Fund. As a result, a Shareholder that desires to liquidate his or her investment in the Fund may be unable to do so within a given timeframe, if at all. Therefore, Shareholders must be prepared to bear the financial risks of an investment in shares of the Fund for an indefinite period of time.

Market Risk

The Fund invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Fund’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Fund bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

REIT Risk

The Fund intends to elect to be taxed as a REIT. Accordingly, the Fund will operate in a manner consistent with REIT qualification rules; however, there can be no assurance that the Fund will qualify as a REIT or that it will remain so qualified. Determining whether the Fund qualifies as a REIT involves the application of highly technical and complex provisions of the Code to the Fund's operations for which there are only limited judicial and administrative interpretations. In addition, determining whether the Fund qualifies as a REIT will involve numerous factual determinations concerning matters and circumstances not entirely within the Fund's control.